SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2002

Commission File Number	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	States of Incorporation	I.R.S. Employer Identification Number

1-16681	The Laclede Group, Inc. 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

1-31414	Laclede Capital Trust I 720 Olive Street St. Louis, MO 63101 314-342-0500	Delaware	81-6099531

NONE

(Former name or former address, if changed since last report)

Item 5.    Other Events

On December 9, 2002, The Laclede Group, Inc. (the “Company”) entered into an Underwriting Agreement with Merrill, Lynch, Pierce, Fenner & Smith Incorporated as Representative of the several underwriters named therein (the “Agreement”). Pursuant to the Agreement, Laclede Capital Trust I subsequently sold to the Underwriters named in Schedule I to the Agreement 1,800,000 of the Trust Preferred Securities. Copies of the definitive forms of the documents relative to the securities are filed herewith as exhibits.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

See the Index to Exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.
(Registrant)

By:	/S/ BARRY C. COOPER

Barry C. Cooper
Chief Financial Officer

LACLEDE CAPITAL TRUST I
By:	THE LACLEDE GROUP, INC., as Sponsor

By:	/S/ RONALD L. KRUTZMAN

Name: Ronald L. Krutzman
Title: Treasurer

Dated:  December 16, 2002

Index to Exhibits

Exhibit No

1	Amended and Restated Declaration of Trust dated December 16, 2002.

2	Common Securities Guarantee Agreement dated December 16, 2002.

3	Preferred Securities Guarantee Agreement dated December 16, 2002.

4	Indenture for Subordinated Debt Securities dated December 16, 2002.

5	First Supplemental Indenture dated December 16, 2002.